                                                             Exhibit 10.7

                                 AMENDMENT AGREEMENT


     THIS AMENDMENT AGREEMENT (the "Amendment Agreement") dated as of June 9, 1998 is entered into by and between UNITED HOMES, INC., an Illinois corporation, UNITED HOMES, INC., an Arizona corporation, UNITED HOMES OF ILLINOIS, INC., an Illinois corporation and UNITED HOMES OF MICHIGAN, INC., a Michigan corporation (collectively, the "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

                                       RECITALS

     This Amendment Agreement is entered into upon the basis of the following facts and circumstances:

     A. Lender has made a revolving acquisition, development and construction loan to the Borrower in the original principal amount of Twenty Five Million Dollars ($25,000,000) (the "Project Loan") pursuant to the terms of the Loan Agreement dated as of May 28, 1996 (as amended or modified, the "Project Loan Agreement") and in connection therewith Borrower has made, executed and delivered to Lender that certain Promissory Note dated May 28, 1996 (the "Original Project Note") payable to the order of Lender in the principal amount of Twenty Five Million Dollars ($25,000,000).

     B. Lender has made a revolving construction loan to Borrower in the original principal amount of Twenty Five Million Dollars ($25,000,000) (the "ABF Loan") pursuant to the terms of the Loan Agreement dated as of March 14, 1997 (as amended or modified, the "ABF Loan Agreement") and in connection therewith Borrower has made, executed and delivered to Lender that certain Revolving Promissory Note dated March 14, 1997 (the "Original ABF Note") payable to the order of Lender in the principal amount of Twenty Five Million Dollars ($25,000,000).

     C. Lender has made a working capital loan to Borrower in the principal amount of Seven Million Dollars ($7,000,000) (the "Working Capital Loan") and in connection therewith Borrower has made, executed and delivered to Lender that certain Promissory Note dated June 9, 1998 (the "Working Capital Note") payable to the order of Lender in the principal amount of Seven Million Dollars ($7,000,000).

     D. The Borrower has now requested, and the Lender has now consented, to increase the aggregate of the principal amounts of the Project Loan plus the ABF Loan to Fifty Five Million Dollars ($55,000,000), and to make certain other changes to the terms and conditions of the Project Loan Agreement and the related documents and to the terms and conditions of the ABF Loan Agreement and the related documents.

     E. Lender is willing to make the requested amendments upon and subject to the terms and conditions set forth in this Amendment Agreement.

     F. Capitalized terms used herein which are not otherwise defined shall have the meanings given those terms in the Project Loan Agreement or the ABF Loan Agreement, as the context requires.

                                     AGREEMENT

     NOW THEREFORE, in consideration of the foregoing Recitals and the covenants and conditions, representations and warranties contained herein, the parties hereto agree as follows:

     Section 1. AMENDMENT OF PROJECT LOAN AGREEMENT. The Project Loan Agreement is hereby amended as follows:

     (a) ADDITION OF CERTAIN DEFINITIONS. The following terms are hereby added to the SECTION 1.1 of the Project Loan Agreement:

          "ABF LOAN" shall mean the revolving construction loan described in the ABF Loan Agreement.

          "ABF LOAN AGREEMENT" shall mean that certain Loan Agreement dated as of March 14, 1997 between the Lender and the Borrower, as amended by the Amendment Agreement, as such Loan Agreement may be further amended or otherwise modified from time to time in accordance with the terms thereof.

          "ABF LOAN AMOUNT" shall mean the following:

               (a) prior to the date of the Amendment Agreement, the amount set forth in the ABF Loan Agreement as originally executed and delivered, as such amount was amended by letter agreements between the Lender and the Borrower dated November 26, 1997 and May 13, 1998;

               (b) on the date of the Amendment Agreement and continuing until the date as to which the Borrower has made an alternative election pursuant to the terms of SECTION 2.17 of the ABF Loan Agreement, the amount set forth in SECTION 3 of the Amendment Agreement; and

               (c) on such date as to which the Borrower has made an election pursuant and subject to the terms of SECTION 2.17 of the ABF Loan Agreement, the amount set forth in the Borrower's written statement delivered to the Lender pursuant to the terms of SECTION 2.17 of the ABF Loan Agreement, subject in all events to the requirement that the ABF Loan Amount plus the Loan Amount shall at all times equal Fifty Five Million Dollars ($55,000,000).

          "ABF LOAN DOCUMENTS" shall have the meaning given the term "Loan Documents" in the ABF Loan Agreement.

          "ABF NOTE" shall mean (i) prior to June 9, 1998, the Revolving Promissory Note dated as of March 14, 1997 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Twenty Five Million Dollars ($25,000,000) to evidence the ABF Loan and (ii) on and after June 9, 1998, the Amended and Restated Revolving Promissory Note dated June 9, 1998 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Fifty Five Million Dollars ($55,000,000) to evidence the ABF Loan, as such Amended and Restated Revolving Promissory Note may be amended or otherwise modified from time to time.

          "AMENDMENT AGREEMENT" shall mean that certain Amendment Agreement dated as of June 9, 1998 between the Lender and the Borrower, as such Amendment Agreement may be amended or otherwise modified from time to time in accordance with the terms thereof.

          "LETTER OF CREDIT" shall mean, with respect to any Project, any letter of credit issued by a bank or other financial institution in favor of a governmental entity to secure the Borrower's obligation to complete the Development Work.

          "WORKING CAPITAL LOAN" shall mean the working capital loan evidenced by the Working Capital Note.

          "WORKING CAPITAL NOTE" shall mean the Promissory Noted dated June 9, 1998 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Seven Million Dollars ($7,000,000) to evidence the Working Capital Loan.

     (b) AMENDMENT OF CERTAIN DEFINITIONS. The terms "Additional Loan Fee", "Approval Period", "Loan", "Loan Agreement", "Loan Amount", "Loan Documents", "Maturity Date", "Note" and "Project Maturity Date" set forth in SECTION 1.1 of the Project Loan Agreement are hereby amended to read as follows:

          "ADDITIONAL LOAN FEE" shall mean, with respect to a High Advance Rate Project, the additional fee the Borrower will be required to pay to Lender as a condition precedent to the Lender's release of its lien on any Lot or Unit located in the Project, which amount shall equal, unless otherwise stated in the Project Commitment relating to the Project, five percent (5%) of the principal amount of the Loan required to be paid to the Lender upon the sale, disposition or transfer of the Lot or Unit.

          "APPROVAL PERIOD" shall mean the period of time during which new Projects may be approved for funding and Model Homes may be refinanced from proceeds of the Loan, which period shall commence on May 28, 1996 and shall end on _________________________, which is the date __________________
     months after ___________________, as such period may be extended pursuant to the terms of Section 2.11.

          "LOAN" shall mean the revolving loan described in the Loan Agreement.

          "LOAN AGREEMENT" shall mean the Loan Agreement dated as of May 28, 1996 between the Lender and the Borrower, as amended by the Amendment Agreement, as such Loan Agreement may be further amended or otherwise modified from time to time in accordance with the terms thereof.

          "LOAN AMOUNT" shall mean the following:

               (a) prior to the date of the Amendment Agreement, the amount set forth in the Loan Agreement as originally executed and delivered, as such amount was amended by letter agreements between the Lender and the Borrower dated November 26, 1997 and May 13, 1998;

               (b) on the date of the Amendment Agreement and continuing until the date as to which the Borrower has made an alternative election pursuant to the terms of SECTION 2.15, the amount set forth in SECTION 3 of the Amendment Agreement; and

               (c) on such date as to which the Borrower has made an election pursuant and subject to the terms of SECTION 2.15, the amount set forth in the Borrower's written statement delivered to the Lender pursuant to the terms of SECTION 2.15, subject in all events to the requirement that the Loan Amount plus the ABF Loan Amount shall at all times equal Fifty Five Million Dollars ($55,000,000).

          "LOAN DOCUMENTS" shall mean, as to the Loan, all documents, instruments, agreements, assignments and certificates relating thereto, including, without limitation, any and all loan or credit agreements, promissory notes, deeds of trust, mortgages, security agreements, assignments of rents, assignments of leases, assignments of contracts, environmental indemnities, guaranties, contractor's consent agreements, lender's title insurance policies, opinions of counsel, evidences of authorization or incumbency, escrow instructions, architect's consent agreements, and UCC-1 financing statements to be executed (and acknowledged where applicable) by Borrower, Project Owner, Model Home Owner and/or Lender (where applicable) in connection with Lender making the Loan to Borrower, as the same may be amended or otherwise modified from time to time in accordance with the Loan Agreement. The Loan Documents shall include, but not be limited to, the following:

               (a)  the Loan Agreement;

               (b)  the Note;

               (c)  the Project Documents;

               (d)  the Model Home Documents;

               (e)  any Letter of Credit;

               (f)  the ABF Loan Documents; and

               (g) the Working Capital Note and all documents, instruments, agreements, assignments and certificates relating thereto.

          "MATURITY DATE" shall mean the first to occur of (i) November 28, 1999, which is the date forty two (42) months from the date of the Loan Agreement (as such date may be extended in writing by Lender and Borrower from time to time), or (ii) the date on which the Loan is required to be repaid pursuant to SECTION 6.2.

          "NOTE" shall mean (i) prior to June 9, 1998, the Promissory Note dated May 28, 1996 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Twenty Five Million Dollars ($25,000,000) and maturing on the Maturity Date, to evidence the Loan and
     (ii) on and after June 9, 1998, the Amended and Restated Revolving Promissory Note dated June 9, 1998 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Fifty Five Million Dollars ($55,000,000) and maturing on the Maturity Date, to evidence the Loan, as such Amended and Restated Revolving Promissory Note may be amended or otherwise modified from time to time.

          "PROJECT MATURITY DATE" shall mean, with respect to a Project, the date which is set forth in the Project Commitment as the date on which all proceeds of the Loan advanced for the Project must be repaid.

     (c) AMENDMENT OF SECTION 2.6. SECTION 2.6 of the Project Loan Agreement shall be amended to read as follows:

          Section 2.6. REPAYMENT OF PRINCIPAL. Principal of the Loan shall be due and payable as follows:

               (a) with respect to the Projects as to which proceeds of the Loan are to be disbursed to construct the Construction Improvements within the Project, upon the sale of a Lot and/or Unit in such Project, the Borrower shall repay the principal amount of the Loan (i) at the rate of one hundred fifteen percent (115%) of (A) the total amount of the Loan disbursed for the acquisition of such Lot plus (B) the total amount of the Loan budgeted for the Development Work related to such Lot, and (ii) at the rate of one hundred percent (100%) of the total amount of the Loan disbursed for the Construction Improvements related to the Home on such Lot, until such time as the total amount of the Loan disbursed for such Project has been paid in full; during the Approval Period, principal repaid in accordance with this SUBPARAGRAPH (a) may be reborrowed subject to and upon compliance with the terms of this Loan Agreement;

               (b) with respect to the Projects as to which proceeds of the Loan are to be disbursed to construct the Construction Improvements within the Project, upon disbursement of proceeds of the Loan for a Home within the Project, the principal amount of the Loan (i) disbursed to acquire the related Lot, (ii) budgeted for the Development Work related to such Lot, and (iii) disbursed for the Construction Improvements related to the Home on such Lot, is required to be repaid twelve (12) months from the date Loan proceeds are first disbursed for the Construction Improvements for such Home, unless the Unit sells prior to such date, in which event the principal shall be repaid in accordance with SUBPARAGRAPH (a) above; during the Approval Period, principal repaid in accordance with this SUBPARAGRAPH (b) may be reborrowed subject to and upon compliance with the terms of this Loan Agreement;

               (c) with respect to the Projects as to which proceeds of the ABF Loan are to be disbursed with respect to the Construction Improvements within the Project, upon pledge of a Lot within the Project to become part of the Borrowing Base Collateral (as such term is defined in the ABF Loan Agreement), the Borrower shall repay the principal amount of the Loan at the rate of one hundred fifteen percent (115%) of (i) the total amount of the Loan disbursed for the acquisition of such Lot plus (ii) the total amount of the Loan budgeted for the Development Work related to such Lot, until such time as the total amount of the Loan disbursed for such Project has been paid in full; during the Approval Period, principal repaid in accordance with this SUBPARAGRAPH (c) may be reborrowed subject to and upon compliance with the terms of this Loan Agreement;

               (d) if the amount of the Loan disbursed for a Project has not been repaid on or before the Project Maturity Date, the Borrower shall on such date repay the entire principal amount of the Loan allocable to such Project; during the Approval Period, principal repaid in accordance with this SUBPARAGRAPH (d) may be reborrowed subject to and upon compliance with the terms of this Loan Agreement;

               (e) upon the sale or refinancing of a Model Home, the Borrower shall repay the principal amount of the Loan at the rate of one hundred percent (100%) of the total amount of the Loan disbursed for the Model Home; during the Approval Period, principal repaid in accordance with this SUBPARAGRAPH (e) may be reborrowed subject to and upon compliance with the terms of this Loan Agreement; and

               (f) on the Maturity Date, the Borrower shall repay the entire remaining principal amount of the Loan.

     (d) ADDITION OF SECTION 2.15 -- ADJUSTMENTS TO PROJECT LOAN AMOUNT AND ABF LOAN AMOUNT. The Project Loan Agreement is hereby amended to add the following new SECTION 2.15:

          Section 2.15.  ADJUSTMENTS TO LOAN AMOUNT AND ABF LOAN AMOUNT.
     SECTION 3 of the Amendment Agreement sets forth the Loan Amount and the ABF Loan Amount in effect on the date of the Amendment Agreement, and the allocations of the Loan Amount to the various Projects approved for funding on the date of the Amendment Agreement. Thereafter, upon delivery to the Lender of thirty (30) days' prior written notice, the Borrower may elect to adjust the Loan Amount and the ABF Loan Amount from the then current allocations, subject to the following terms and conditions:

               (a) the Borrower's written notice shall specify (i) the Loan Amount, which amount shall not be less than Ten Million Dollars ($10,000,000) nor more than Twenty Five Million Dollars ($25,000,000),
          (ii) the ABF Loan Amount, which amount shall not be less than Twenty Five Million Dollars ($25,000,000) nor more than Forty Million Dollars ($40,000,000) and (iii) the total of the Loan Amount and the ABF Loan Amount, which amount shall at all times equal Fifty Five Million Dollars ($55,000,000);

               (b) the Loan Amount shall never be decreased to an amount less than the amount necessary to fund projects previously approved for financing pursuant to the terms of this Loan Agreement;

               (c) the Borrower shall deliver to the Lender (i) such endorsements to the Title Policies as the Lender shall require to reflect any necessary increases in the amount of insurance provided by the Title Policies and (ii) such other documents as Lender may reasonably require; and

               (d) the Borrower shall make such adjustments to the Loan Amount and the ABF Loan Amount no more frequently than four (4) times per year.

     (e) AMENDMENT OF SECTION 5.4 -- FINANCIAL COVENANTS. SECTION 5.4 of the Project Loan Agreement is hereby amended to read as follows:

          Section 5.4. FINANCIAL COVENANTS. Borrower shall comply with, or ensure compliance with, each of the following financial covenants:

               (a) NET WORTH. United Homes shall, on a consolidated basis, at all times maintain a Net Worth equal to or in excess of Ten Million Dollars ($10,000,000).

               (b) LIMITATION ON DISTRIBUTIONS. United Homes shall not distribute dividends, bonuses or profit participations to officers or stockholders greater than thirty percent (30%) of year-end, audited, pre-tax profits generated in any one year.

               (c) RATIO OF LIABILITIES TO ADJUSTED NET WORTH. During the period commencing on the date of the Amendment Agreement and continuing through and including November 15, 1998, the ratio of United Homes' total liabilities (reported on a consolidated basis) to its Adjusted Net Worth shall not exceed 6.5. to 1.0. During the period commencing November 16, 1998 and at all time thereafter, the ratio of United Homes' total liabilities (reported on a consolidated basis) to its Adjusted Net Worth shall not exceed 5.0 to 1.0.

               (d) POSITIVE NET INCOME. The Borrower shall ensure that the pre-tax net income for the Borrower, on a consolidated basis, shall not be negative for any two consecutive calendar quarters, nor negative for any four consecutive calendar quarters on a cumulative basis.

     (f) ADDITION OF SECTION 2.16 -- LETTERS OF CREDIT. The Project Loan Agreement is hereby amended to add the following new SECTION 2.16:

          Section 2.16.  LETTERS OF CREDIT.

          (a) Borrower hereby agrees to pay to the Lender, for each Letter of Credit which the Borrower requests the Lender arrange to be issued, the annual fee relating to such Letter of Crecit, in the amount specified by the Lender.

          (b) On each date that the Lender or any Affiliate of the Lender pays any amount to reimburse the issuer of a Letter of Credit for amounts paid by the issuer due to a draw upon the Letter of Credit, the Borrower shall pay to the Lender an amount equal to the amount so drawn.

          (c) Borrower acknowledges that any payment made by Lender or any Affiliate of Lender as set forth in SUBSECTION (b) above shall constitute a disbursement of the Loan, requiring immediate repayment from the Borrower. Borrower further acknowledges that its failure to make such required repayment shall constitute an Event of Default, entitling Lender to exercise any and all of its remedies against Borrower in accordance with the terms of the Loan Documents.

          (d) The obligation of Borrower to Lender with respect to the obligations incurred pursuant to this SECTION 2.16 shall be absolute, unconditional and irrevocable to the extent permitted by law, and shall be performed strictly in accordance with the terms of this Loan Agreement, irrespective of any of the following circumstances:

               (1) any lack of validity or enforceability of any Letter of Credit, any other Loan Document, any of the documents relating to the Letters of Credit, or any other agreement or instrument underlying the Letters of Credit or the other Loan Documents, or any failure to comply strictly with the terms of any Letter of Credit, any other Loan Document or any other agreement or instrument;

               (2) any amendment or waiver of, or consent to departure from, the Letters of Credit, any document relating thereto or any other Loan Document;

               (3) the existence of any claim, setoff, defense or other rights which the Lender, any Affiliate of Lender or Borrower may have at any time against any other party or any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such party or beneficiary or any such transferee may be acting), the issuer of any Letter of Credit or any other person or entity whether in connection with a Letter of Credit, any document relating thereto, any other Loan Document, any agreement or transaction underlying a Letter of Credit or any unrelated transactions;

               (4) any statement, certificate, draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

               (5) payment by the issuer of a Letter of Credit under the Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit; or

               (6) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     Section 2. AMENDMENT OF ABF LOAN AGREEMENT. The ABF Loan Agreement is hereby amended as follows:

     (a) ADDITION OF CERTAIN DEFNINITIONS. The following terms are hereby added to the SECTION 1.1 of the ABF Loan Agreement:

          "AMENDMENT AGREEMENT" shall mean that certain Amendment Agreement dated as of June 9, 1998 between the Lender and the Borrower, as such Amendment Agreement may be amended or otherwise modified from time to time in accordance with the terms thereof.

          "WORKING CAPITAL LOAN" shall mean the working capital loan evidenced by the Working Capital Note.

          "WORKING CAPITAL NOTE" shall mean the Promissory Noted dated June 9, 1998 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Seven Million Dollars ($7,000,000) to evidence the Working Capital Loan.

     (b) AMENDMENT OF CERTAIN DEFINITIONS. The terms "Loan", "Loan Agreement", "Loan Amount", "Loan Documents", "Maturity Date", "Note", "Related Loan", "Related Loan Agreement" and "Related Loan Amount" set forth in SECTION 1.1 of the ABF Loan Agreement are hereby amended to read as follows:

          "LOAN" shall mean the revolving loan described in this Loan Agreement.

          "LOAN AGREEMENT" shall mean the Loan Agreement dated as of March 14, 1997 between the Lender and the Borrower, as amended by the Amendment Agreement, as such Loan Agreement may be further amended or otherwise modified from time to time in accordance with the terms thereof.

          "LOAN AMOUNT" shall mean the following:

               (a) prior to the date of the Amendment Agreement, the amount set forth in the Loan Agreement as originally executed and delivered, as such amount was amended by letter agreements between the Lender and the Borrower dated

          November 26, 1997 and May 13, 1998;

               (b) on the date of the Amendment Agreement and continuing until the date as to which the Borrower has made an alternative election pursuant to the terms of SECTION 2.17, the amount set forth in SECTION 3 of the Amendment Agreement; and

               (c) on such date as to which the Borrower has made an election pursuant and subject to the terms of SECTION 2.17, the amount set forth in the Borrower's written statement delivered to the Lender pursuant to the terms of SECTION 2.17, subject in all events to the requirement that the Loan Amount plus the Related Loan Amount shall at all times equal Fifty Five Million Dollars ($55,000,000).

          "LOAN DOCUMENTS" shall mean, as to the Loan, all documents, instruments, agreements, assignments and certificates executed by Borrower, or from Borrower, relating thereto, including, without limitation, any and all loan or credit agreements, promissory notes, deeds of trust, mortgages, security agreements, assignments of rents, assignments of leases, assignments of contracts, environmental indemnities, guaranties, contractor's consent agreements, evidences of authorization or incumbency and escrow instructions to be executed (and acknowledged where applicable), by Borrower and/or Lender (where applicable), and UCC-1 financing statements from Borrower, in connection with Lender making the Loan to Borrower, as the same may be amended or otherwise modified from time to time in accordance with this Loan Agreement. The Loan Documents shall include, but not be limited to, the following:

               (a)  this Loan Agreement;

               (b)  the Note;

               (c)  the Mortgage;

               (d)  the Security Agreement;

               (e)  the UCC-1 Financing Statement;

               (f)  the Environmental Indemnity;

               (g)  the Assignment;

               (h)  the Project Commitments;

               (i)  the Title Procedures Agreement;

               (j) the Bank Letter of Instructions, or any substitute letter of instructions delivered pursuant to the terms of SECTION 3.9;

               (k)  the Related Loan Documents; and

               (l) the Working Capital Note and all documents, instruments, agreements, assignments and certificates relating thereto.

          "MATURITY DATE" shall mean the first to occur of (i) March 14, 2001, which is the date forty eight (48) months from the date of the Loan Agreement (as such date may be extended by Lender and Borrower from time to time, either in accordance with SECTION 2.14 or otherwise), or (ii) the date on which the Loan is required to be repaid pursuant to SECTION 7.2.

          "NOTE" shall mean (i) prior to June 9, 1998, the Revolving Promissory Note dated March 14, 1997 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Twenty Five Million Dollars ($25,000,000) and maturing on the Maturity Date, to evidence the Loan and (ii) on and after June 9, 1998, the Amended and Restated Revolving Promissory Note dated June 9, 1998 executed by Borrower, as maker, and made payable to the order of Lender, as holder, in the amount of Fifty Five Million Dollars ($55,000,000) and maturing on the Maturity Date, to evidence the Loan, as such Amended and Restated Revolving Promissory Note may be amended or otherwise modified from time to time.

          "RELATED LOAN" shall mean the revolving loan made by Lender to Borrower pursuant to the terms of the Related Loan Agreement.

          "RELATED LOAN AGREEMENT" shall mean that certain Loan Agreement dated as of May 28, 1996 between the Lender and the Borrower, as amended by the Amendment Agreement, as such Loan Agreement may be further amended or otherwise modified from time to time.

          "RELATED LOAN AMOUNT" shall mean the following:

               (a) prior to the date of the Amendment Agreement, the amount set forth in the Related Loan Agreement as originally executed and delivered, as such amount was amended by letter agreements between the Lender and the Borrower dated November 26, 1997 and May 13, 1998;

               (b) on the date of the Amendment Agreement and continuing until the date as to which the Borrower has made an alternative election pursuant to the terms of SECTION 2.15 of the Related Loan Agreement, the amount set forth in SECTION 3 of the Amendment Agreement; and

               (c) on such date as to which the Borrower has made an election pursuant and subject to the terms of SECTION 2.15 of the Related Loan Agreement, the amount set forth in the Borrower's written statement delivered to the Lender pursuant to the terms of SECTION 2.15 of the Related Loan Agreement, subject in all events to the requirement that the Loan Amount plus the Related Loan Amount shall at all times equal Fifty Five Million Dollars ($55,000,000).

     (d) AMENDMENT OF SECTION 2.17 -- ADJUSTMENTS TO PROJECT LOAN AMOUNT AND ABF LOAN AMOUNT. SECTION 2.17 of the ABF Loan Agreement is hereby amended to read as follows:

          Section 2.17.  ADJUSTMENTS TO LOAN AMOUNT AND RELATED LOAN AMOUNT.
     SECTION 3 of the Amendment Agreement sets forth the Loan Amount and the Related Loan Amount in effect on the date of the Amendment Agreement, and the allocations of the Related Loan Amount to the various Projects approved for funding on the date of the Amendment Agreement. Thereafter, upon delivery to the Lender of thirty (30) days' prior written notice, the Borrower may elect to adjust the Loan Amount and the Related Loan Amount from the then current allocations, subject to the following terms and conditions:

               (a) the Borrower's written notice shall specify (i) the Loan Amount, which amount shall not be less than Twenty Five Million Dollars ($25,000,000) nor more than Forty Million Dollars ($40,000,000), (ii) the Related Loan Amount, which amount shall not be less than Ten Million Dollars ($10,000,000) nor more than Twenty Five Million Dollars ($25,000,000) and (iii) the total of the Loan Amount and the Related Loan Amount, which amount shall at all times equal Fifty Five Million Dollars ($55,000,000);

               (b) the Related Loan Amount shall never be decreased to an amount less than the amount necessary to fund projects previously approved for financing pursuant to the terms of the Related Loan Agreement;

               (c) the Borrower shall deliver to the Lender (i) such endorsements to the Title Policies as the Lender shall require to reflect any necessary increases in the amount of insurance provided by the Title Policies and (ii) such other documents as Lender may reasonably require; and

               (d) the Borrower shall make such adjustments to the Loan Amount and the Related Loan Amount no more frequently than four (4) times per year.

     (e) AMENDMENT OF SECTION 5.4 -- FINANCIAL COVENANTS. From and after the date of this Amendment Agreement, SECTION 5.4 of the ABF Loan Agreement shall be amended to read as follows:

          Section 5.4. FINANCIAL COVENANTS. Borrower shall comply with, or ensure compliance with, each of the following financial covenants:

               (a) NET WORTH. United Homes shall, on a consolidated basis, at all times maintain a Net Worth equal to or in excess of Ten Million Dollars ($10,000,000).

               (b) LIMITATION ON DISTRIBUTIONS. United Homes shall not distribute dividends, bonuses or profit participations to officers or stockholders greater than thirty percent (30%) of year-end, audited, pre-tax profits generated in any one year.

               (c) RATIO OF LIABILITIES TO ADJUSTED NET WORTH. During the period commencing on the date of the Amendment Agreement and continuing through and including November 15, 1998, the ratio of United Homes' total liabilities (reported on a consolidated basis) to its Adjusted Net Worth shall not exceed 6.5. to 1.0. During the period commencing November 16, 1998 and at all time thereafter, the ratio of United Homes' total liabilities (reported on a consolidated basis) to its Adjusted Net Worth shall not exceed 5.0 to 1.0.

               (d) POSITIVE NET INCOME. The Borrower shall ensure that the pre-tax net income for the Borrower, on a consolidated basis, shall not be negative for any two consecutive calendar quarters, nor negative for any four consecutive calendar quarters on a cumulative basis.

     Section 3. ALLOCATIONS OF PROJECT LOAN AMOUNT AND ABF LOAN AMOUNT. Commencing on the date of this Amendment Agreement and continuing until such time as the Borrower makes an election to adjust the allocations of the Project Loan Amount and the ABF Loan Amount as set forth in SECTION 2.15 of the Project Loan Agreement and SECTION 2.17 of the ABF Loan Agreement, the allocations of the Project Loan Amount and the ABF Loan Amount shall be as set forth in the following table:


                                                    CURRENT
                             PROJECT               ALLOCATION
                Project Loan:

                     Casa del Cielo                $2,053,823
                     Gregg's Landing                1,975,318
                     Sienna Point, IL                 741,768
                     Tiffany Farms/Antioch          2,236,367
                     Waukegan/Bayberry              2,234,444
                     Woodside Green                   657,246
                     Bayberry, MI                     747,234
                     Sienna Point, MI               1,045,706
                     Harvest Run                    2,291,605
                     Cave Creek                     1,500,000
                     Desert Springs                 2,700,000

                                         SUBTOTAL  $18,183,511

                ABF Loan                           36,816,489

                                            TOTAL  $55,000,000

                Letters of Credit(1)               $1,811,842.25

     (1) The amount allocated to letters of credit shall be in addition to the total of the Project Loan Amount and the ABF Loan Amount, provided that the total of the letters of credit shall not exceed $2,000,000.


The allocations set forth in the preceding table replace in their entirety the allocations set forth in that certain letter from the Lender to the Borrower dated May 13, 1998, which letter shall be of no further force or effect.

     Section 4. REPRESENTATIONS AND WARRANTIES OF BORROWER. The Borrower represents, warrants and agrees that (i) there exists no Potential Default or Event of Default under the Project Loan Documents, the ABF Loan Documents or the documents relating to the Working Capital Loan, (ii) the Project Loan Documents, the ABF Loan Documents and the documents relating to the Working Capital Loan continue to be the legal, valid and binding agreements and obligations of the Borrower enforceable in accordance with their terms, as modified herein, (iii) the Lender is not in default under any of the Project Loan Documents, the ABF Loan Documents or the documents relating to the Working Capital Loan, (iv) the Borrower has no offset or defense to its performance or obligations under any of the Project Loan Documents, the ABF Loan Documents or the documents relating to the Working Capital Loan, (v) the representations contained in the Project Loan Documents, the ABF Loan Documents and the documents relating to the Working Capital Loan remain true and accurate in all respects, and (vi) there has been no Material Adverse Change from the date of any of the Project Loan Documents, the ABF Loan Documents or the documents relating to the Working Capital Loan to the date of this Modification Agreement.

     Section 5. EFFECT ON PROJECT LOAN DOCUMENTS, ABF LOAN DOCUMENTS AND DOCUMENTS RELATING TO THE WORKING CAPITAL LOAN. Except as hereby expressly modified, the Project Loan Documents, the ABF Loan Documents and the documents relating to the Working Capital Loan shall otherwise be unchanged and shall remain in full force and effect, and the Borrower ratifies and reaffirms all of its obligations thereunder.

     Section 6. EXECUTION IN COUNTERPART. This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, Borrower has executed this Amendment Agreement and Lender has consented to this Amendment Agreement as of the date first written above by and through their duly authorized representatives.

                         BORROWER:

                         UNITED HOMES, INC.,
                         an Illinois corporation

                         By:

                         Printed Name:

                         Title:

                         UNITED HOMES, INC.,
                         an Arizona corporation

                         By:

                         Printed Name:

                         Title:

                         UNITED HOMES OF ILLINOIS, INC.,
                         an Illinois corporation

                         By:

                         Printed Name:

                         Title:

                         UNITED HOMES OF MICHIGAN, INC.,
                         a Michigan corporation

                         By:

                         Printed Name:

                         Title:

The Lender consents to foregoing
terms of this Amendment Agreement.

LENDER:

RESIDENTIAL FUNDING CORPORATION,
a Delaware corporation


By:

Printed Name:

Title: